Item 1: Report to Shareholders

California Tax-Free Money Fund	February 28, 2006

The views and opinions in this report were current as of February 28, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds in general produced modest returns over the last year, although tax-free bonds surpassed their taxable counterparts in both the 6- and 12-month periods ended February 28, 2006. In the last six months, bond yields rose across all maturities as the Federal Reserve raised short-term interest rates to a level not seen in more than four years. The central bank has now lifted the federal funds target rate 14 times in the last 20 months. Long-term and lower-quality municipal securities turned in the best performance during the funds’ fiscal year. The California Tax-Free Bond Fund rose modestly as the fund’s dividend returns offset declines in the prices of longer-term bonds. Rising short-term rates have been better news for money market investors; the California Tax-Free Money Fund’s yield improved over the previous six-month period.

MARKET ENVIRONMENT

Despite some weakness in the fourth quarter of 2005, the U.S. economy was generally healthy over the last 12 months. Job growth was steady, unemployment slipped below 5%, and the red-hot housing market began to cool. Inflation increased partly because of rising energy costs, though recent declines in oil, natural gas, and gasoline prices from their post-Hurricane Katrina peaks have helped ease fears of a significant acceleration of inflation throughout the economy.

Nevertheless, central bank officials acknowledged that rising employment and capacity utilization trends and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate from 3.50% to 4.50% in four quarter-point increments during the second half of our fiscal year.

As shown in the graph, California municipal money market yields rose in tandem with the fed funds rate over the last six months. Intermediate- and long-term rates rose to a lesser extent, resulting in a flatter municipal yield curve; indeed, long-term rates are actually lower than 12 months ago, while short-term rates are significantly higher. This caused longer-term municipal securities to outperform other maturities. The taxable bond market experienced similar trends, but municipal bonds outperformed their taxable counterparts both before and after tax. In the 6- and 12-month periods ended February 28, the Lehman Brothers Municipal Bond Index returned 0.99% and 3.87%, respectively, versus -0.11% and 2.74% for the taxable Lehman Brothers U.S. Aggregate Index.

The Fed's Role and What It Means to You

At the end of January, Federal Reserve Board Chairman Alan Greenspan retired. His successor is Ben S. Bernanke, former chairman of President Bush's Council of Economic Advisers, Fed governor, and Princeton professor. Mary Miller, director of T. Rowe Price's Fixed Income Division, says, "For 18 years Alan Greenspan has been a steady hand at the Fed's helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity."

Why should you care about the Fed's moves or Greenspan's successor? The short answer is the central bank's actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the central bank systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date are intended to slow GDP growth while keeping inflation from accelerating.

Miller thinks that Bernanke's monetary policy should dovetail seamlessly with Greenspan's. In a statement to the Senate Banking Committee, Bernanke affirmed, "Under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support." This focus, in Miller's view, is a positive for credit-market stability. She adds, "The new chairman's inclination to target the inflation level he considers consistent with long-term price stability is not a departure from Greenspan's practices and should continue to benefit fixed-income investors."

Fed Funds Rate History

7%
6
5
4
3
2
1
0
1/1/00
1/01
1/02
1/03
1/04
1/05
1/1/06

Source: Federal Reserve Board.

In recent months, there have been growing signs that the end of the Fed’s tightening program may be in sight. According to the minutes and the post-meeting statement for the Fed’s mid-December monetary policy meeting, central bank officials no longer consider monetary policy to be “accommodative,” and they believe that the number of additional interest rate increases “probably would not be large.” In addition, the Treasury yield curve was inverted for most of the last two months, as 10-year yields slipped below two-year yields. Such inversions—which are rare because long-term rates are usually higher than short-term rates to compensate investors for lending money for longer periods—sometimes precede a period of slower economic growth. The municipal yield curve maintained a positive slope but continued to flatten, with only a one-percentage-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period.

MUNICIPAL MARKET NEWS

New municipal borrowing in 2005 totaled a record of more than $400 billion. Nearly half of new issuance was refunding debt, as issuers refinanced older, high-coupon debt to lower their overall interest costs. Despite heavy issuance, demand for tax-free securities remained strong, thanks greatly to institutional investors, hedge funds, and various nontraditional buyers of municipals. Credit quality in the municipal market remains good, as state governments are flush with cash due to better-than-expected tax collections stemming from a strong economy. Given higher interest rates, reduced refunding activity, and stronger state tax revenues, municipal issuance in 2006 seems likely to be less robust. Lower-quality municipal securities outperformed investment-grade issues in the last six months, as yield-hungry investors sought more speculative investments. Airline bonds did well as major carriers have been taking steps to stabilize their cost structures, though the sector is susceptible to higher fuel costs. Tobacco bonds—which are backed by payments from tobacco companies to the states through the Master Settlement Agreement (MSA)—also performed well, helped by the federal government’s failed bid to reinstate a $280 billion penalty against the tobacco industry and the Illinois Supreme Court’s overturning of an unfavorable ruling against cigarette maker Philip Morris. In the investment-grade sector, BBB and A rated hospital bonds performed extremely well as investors sought their yield advantage. Housing-related bonds also did well as prepayment activity diminished amid rising interest rates.

CALIFORNIA MARKET NEWS

California’s economy continues to show strength. The state’s unemployment rate was 5.1% in December 2005, down from 6% a year before. Job growth in California was quite good in 2005, growing by 2.0% versus the national growth rate of 1.8%. Californians’ personal income grew 6.0% between the third quarters of 2004 and 2005, compared with 5.6% for the nation. While the number of home sales in the state has slowed recently, decreasing by 11% in 2005, prices have held steady, with the median price in December ($548,000) remaining essentially flat since June. According to the California Association of Realtors, the state’s home affordability index fell to 14% in December 2005 from 19% a year before, compared with a national index reading of 49%, down from 55% the previous year. (The index measures the percentage of households that can afford to purchase a median-priced home.) Permits for new single-family home construction in California have slowed as well, off nearly 10% during the last four months of 2005.

Demonstrating that the recovery has taken firm hold, upgrades in the State of California’s debt ratings followed relatively quickly after multiple upgrades in calendar year 2004. In July 2005, both Moody’s and Fitch upgraded their ratings for the state’s general obligation debt one notch to A2 and A from A3 and A-, respectively, while S&P held its rating at A, with a stable outlook. Lease- and appropriation-backed debt are generally rated one notch below the general obligation pledge. As of January 31, 2006, California had outstanding $36 billion of general obligation debt, $10 billion of economic recovery bonds, and $8 billion in lease and appropriation-backed debt. While debt levels increased during the recession, debt service as a percentage of the state’s budget is manageable at 5%.

The state’s revenues continue to grow. General fund revenues on a cash basis for the fiscal year ended June 30, 2005, rose by a solid 13% over fiscal year 2004 (netting out the effects of transfers from the economic recovery fund and other special funds). Revenue growth was broad across the personal income, sales and use, and corporate income tax sectors. Cash flow disbursements from the general fund were held to a 3% increase during fiscal year 2005, allowing the state to end the year with a cash balance of $7 billion in its general fund and bringing reserves to $9 billion as of June 30, 2005. In fiscal year 2006, expenditures are expected to exceed revenues by $2.6 billion, leaving $6 billion in reserve. However, future budget gaps of $5 billion to $6 billion will need to be addressed in fiscal year 2007 and onward. The state still has $3.7 billion in remaining authorized deficit bonding available and has indicated it will not use this capacity in the current fiscal year, although it may draw on it in the future.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund

Your fund returned 1.15% and 2.07%, respectively, for the 6- and 12-month periods ended February 28, 2006, slightly ahead of its Lipper benchmark for both periods.

The steady drumbeat of rate increases by the Federal Reserve has created an environment in which money market yields have become competitive relative to the rest of the fixed-income market. As the Fed continues to push short rates higher and the yield curve continues to flatten, money market rates have begun to approach, and in some cases exceed, those available on longer-term maturities. This development has not been lost on municipal money market investors, who have pushed total industry assets to record levels.

As would be expected, the impact of higher rates has been most sharply felt in the money markets. Twelve months ago, the fed funds rate stood at 2.50% and the one-year Libor (a short-term taxable benchmark) was quoted at 3.53%. Municipal overnight yields were 1.79%, and one-year notes traded at 2.35%. A year later, with the fed funds rate at 4.50% and the one-year Libor quoted at 5.15%, municipal overnight rates are yielding 2.97% and one-year notes 3.40%. These rate increases have resulted in higher returns for money market fund investors.

The municipal money market curve has not experienced the same flattening seen in the taxable money market: the spread in yields between overnight and one-year municipal securities remains fairly constant at around 38 basis points (0.38%), while taxable spreads have narrowed as much as 20 basis points. We found some yield advantage in a lower allocation to the overnight, variable rate portion of our curve, investing instead in somewhat longer-dated maturities. As a result, the fund’s average weighted average maturity for the past six-month period was 33 days—a bit longer than our peer group.

With demand growing for municipal money market products, the relative attractiveness of municipal yields compared with taxable alternatives continues to recede to more normal relationships. Since 2002, when municipal yields were 90% to 100% of the yields on comparable taxable investments, relative yields have drifted lower. During the past year, this percentage relationship was about 75%, and we expect to see it fall a bit further, to a more typical level around 72%.

With the forward market pricing in at least two more quarter-point rate increases by the Federal Reserve, we continue to maintain the defensive posture that has served us well over the past year. Some early signs of slowing in the housing market suggest that the Fed’s monetary restraint may finally be having an impact. We will remain attuned to further signs of economic slowing, which could indicate that the end of—or at least a pause in—rate hikes is at hand.

CALIFORNIA TAX-FREE BOND FUND

Your fund returned 1.08% and 3.90% for the 6- and 12-month periods ended February 28, 2006, respectively. These returns were modestly above those of the fund’s Lipper benchmark for the past six months, though they lagged somewhat over the 12-month period.

Continuing a trend in the California municipal bond market, credits rated A and lower outperformed the general market as investors have continued to show strong demand for yield. Accordingly, the fund’s holdings rated A and lower once again posted superior returns. The fund’s holdings in nonrated community finance development (CFD) bonds, also known as dirt bonds, were also top performers. Our small exposure to tobacco bonds also fared exceptionally well, as did our holdings in securities that were refunded over the past year. The percentage of our holdings in below-investment-grade credits is fairly close to the maximum permitted by prospectus, and this exposure benefited returns.

Returns along the yield curve varied. Shorter maturities underperformed, and longer maturities outperformed the general market. For much of the past year, we have maintained a barbell approach, emphasizing shorter- and longer-term issues while lowering our relative exposure to bonds with maturities in the range of three to seven years. Securities in the three- to seven-year range were sold as they offered minimal additional yield relative to issues with one-year maturities or cash and would be expected to underperform given our outlook for the Fed to continue raising short-term rates. Our overweight on the long end of the curve is concentrated in bonds with maturities of 15 to 20 years, and many of these bonds were among our top performers for the year.

Our additions to the fund were focused in bonds with maturities of 15 to 25 years rather than 30 years in order to avoid extending duration. (Duration is a measure of a bond or bond fund’s interest rate sensitivity; please see the Glossary.) While the 20-year range performed well, longer-dated maturities fared even better, and we will continue to invest in the longer end as opportunities arise. While we favored longer-dated securities, we also preferred bonds with shorter durations. We did this by avoiding discount coupons, instead buying premium bonds usually trading to a 10-year or shorter call. We maintained the fund’s tax efficiency by selling bonds with losses and repurchasing similar credits and structures in order to avoid a capital gain distribution.

The fund’s weighted average quality has remained high, with over 85% of assets in the A to AAA category. The portfolio’s duration moved higher over the past six months, to 5.6 from 5.3 years. Over the same period, our weighted-average maturity increased to 13.6 from 12.9 years, but it remained below its level of 14.2 years in February 2005.

The fund’s top five sectors remained the same over the past six months, and we made no significant changes to our exposure within each. The dedicated tax revenue sector remained the largest portion of the portfolio, at 15% of fund assets. Concerns over credit deterioration and possible downgrades caused us to decrease our exposure to debt issued by Puerto Rico (tax-exempt for California taxpayers), which underperformed the general market.

The fund’s overall posture has varied from neutral to slightly defensive. We are most likely to remain in this mode until we see clearer signs that the Fed is close to completing its tightening phase. We will continue to look to enhance returns by adjusting our exposure along the yield curve, as well as through trading and credit opportunities.

OUTLOOK

Despite the approaching end of the Federal Reserve’s tightening cycle, the taxable and municipal bond markets do not appear poised to rally after a year of moderate returns in 2005. In fact, given the strong U.S. economy and the current level of interest rates, bond yields may climb modestly. In general, we believe 2006 will be a transition year as interest rates settle into some higher ranges and yield spreads widen for those taking more risk. The good news for municipal investors will be higher tax-free income, especially from shorter-term bonds. Inflation will be a key driver of interest rates as we wait to see whether the rise in energy prices feeds through into core inflation, which has remained notably restrained to date.

We see good value in municipal bonds, which offer yields only slightly below taxable Treasury bond yields even after providing good relative returns this past year. This makes them an especially appealing option for those in higher tax brackets. We will continue to use our proprietary research to uncover the best credit opportunities in order to invest in attractive income-producing investments that we believe will perform well.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all mutual funds, each fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

MUNICIPAL SECURITIES 98.9%

CALIFORNIA 95.3%

	$ Par	Value
ABAG Fin. Auth. for Nonprofit Corp., Point Loma Nazarene Univ. VRDN (Currently 3.23%)	1,500	1,500
ABAG Fin. Auth. for Nonprofit Corp., San Francisco YMCA VRDN (Currently 3.13%)	3,795	3,795
ABAG Fin. Auth. for Nonprofit Corp., Urban School of San Francisco, VRDN (Currently 3.17%)	1,300	1,300
Affordable Housing Agency, Westridge Hilltop VRDN (Currently 3.16%)	1,450	1,450
Bay Area Toll Authority, VRDN (Currently 3.12%)(1)	2,000	2,000
California, VRDN (Currently 3.19%)	1,995	1,995
California, Economic Recovery, VRDN (Currently 3.19%) (2)	1,000	1,000
California, GO, RAN, 4.50%, 6/30/06	5,000	5,024
California, GO, VRDN (Currently 3.15%)	2,500	2,500
California, GO, VRDN (Currently 3.17%)	2,000	2,000
California, GO, VRDN (Currently 3.21%) (1)	2,000	2,000
California Dept. of Water Resources, Power Supply VRDN (Currently 3.15%) (3)	2,000	2,000
California Dept. of Water Resources, Power Supply VRDN (Currently 3.21%) (1)	2,495	2,495
California Dept. of Water Resources, Power Supply VRDN (Currently 3.21%) (1)	1,900	1,900
California Dept. of Water Resources, Power Supply VRDN (Currently 3.22%)(3)	2,000	2,000
California EFA, Stanford Univ., VRDN (Currently 3.19%)	3,000	3,000
California EFA, Univ. of San Francisco, VRDN (Currently 3.15%)	2,410	2,410
California HFA, Northern California Presbyterian Homes & Services, VRDN (Currently 3.15%)	3,745	3,745
California HFA, Scripps Health, VRDN (Currently 3.19%)	2,260	2,260
California HFA, Sisters of Charity of Leavenworth VRDN (Currently 3.19%)	1,400	1,400
California Housing Fin. Agency, Home Mortgage Program VRDN (Currently 3.20%)(4)	2,875	2,875
California Housing Fin. Agency, Home Mortgage Program VRDN (Currently 3.25%)(4)	2,100	2,100

California Infrastructure & Economic Dev. Bank, Salvation Army West, TECP, 2.85%, 5/3/06	3,000	3,000
California Infrastructure & Economic Dev. Bank, Salvation Army West, TECP, 3.4%, 11/13/06	1,000	1,000
California Statewide CDA, Kaiser Permanente VRDN (Currently 3.18%)	6,750	6,750
Elsinore Valley Municipal Water Dist., VRDN (Currently 3.15%) (5)	2,000	2,000
Golden Gate Bridge, Highway & Transportation Dist., TECP 3.16%, 3/14/06	3,000	3,000
Golden State Tobacco Securitization, VRDN (Currently 3.21%) (5)	2,225	2,225
Grand Terrace Community Redev. Agency, Mount Vernon Villas Multi-Family, VRDN (Currently 3.17%)	3,095	3,095
Long Beach Harbor, 3.50%, 5/15/06 (4)(6)	1,000	1,001
Long Beach Harbor, 4.00%, 5/15/06 (4)(6)	2,000	2,004
Long Beach Harbor, 5.50%, 5/15/06 (4)(5)	600	603
Long Beach Harbor, VRDN (Currently 3.22%)(4)	2,000	2,000
Los Angeles, GO, TRAN, 4.00%, 6/30/06	2,000	2,005
Los Angeles, GO, VRDN (Currently 3.22%) (5)	1,060	1,060
Los Angeles Community Redev. Agency, Lard Security Building VRDN (Currently 3.20%) (4)	2,000	2,000
Los Angeles Community Redev. Agency, Promenade Towers VRDN (Currently 3.13%)	2,150	2,150
Los Angeles County, GO, TRAN, 4.00%, 6/30/06	2,000	2,006
Los Angeles Dept. of Water & Power, VRDN (Currently 3.15%)	300	300
Los Angeles Unified School Dist., GO, VRDN (Currently 3.22%) (3)	3,100	3,100
Port of Oakland, VRDN (Currently 3.22%) (4)(5)	2,000	2,000
San Diego County Water Auth., TECP, 3.10%, 3/3/06	2,000	2,000
San Jose Fin. Auth., TECP, 3.20%, 4/3/06	2,000	2,000
Santa Maria Joint Union High School Dist. VRDN (Currently 3.13%)	1,385	1,385
Univ. of California Regents, VRDN (Currently 3.22%) (6)	2,400	2,400
		99,833

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2006, totaled $2,187,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2006, the tax-basis components of net assets were as follows:

For the year ended February 28, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At February 28, 2006, the cost of investments for federal income tax purposes was $103,616,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at February 28, 2006, management fees waived in the amount of $209,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2006, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $47,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of T. Rowe Price California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 10, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

 $6,000 from long-term capital gains, subject to the 15% rate gains category  $2,079,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1986	present); Director, Mercantile Bankshares (4/03 to present); Member,
[113]	Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes
[113]	(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
[113]	Georgia Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors,
1992	L.P.; Director, AMLI Residential Properties Trust
[113]

* Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Mary J. Miller	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, California Tax-Free Income Trust
2004
[37]

James S. Riepe	Chairman of the Board and Director, T. Rowe Price Investment
(1943)	Services, Inc.; Director, T. Rowe Price Group, Inc.; Chairman of the
1986	Board, all funds
[113]

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, California Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, California Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, California Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$7,629	$6,869
Audit-Related Fees	621	784
Tax Fees	2,171	2,000
All Other Fees	419	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 13, 2006